UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: November 12, 2013

(Date of earliest event reported)

ADS Waste Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-XXX	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road

Ponte Vedra, Florida 32081

(Address of principal executive offices and zip code)

(904) 737-7900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information under this Item 2.02, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On November 12, 2013, ADS Waste Holdings, Inc. issued a press release regarding its financial results for the third quarter of fiscal 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press release of ADS Waste Holdings, Inc. dated November 12, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADS WASTE HOLDINGS, INC.

	By:	/s/ Steven R. Carn

Dated: November 12, 2013

Exhibit Index

Number and Description of Exhibit

99.1	Press release of ADS Waste Holdings, Inc. dated November 12, 2013

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